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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2001 (September 6, 2001)

                                  SPECTRX, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                         0-22179             58-2029543
 (State or other jurisdiction of        (Commission File      (I.R.S. Employer
         incorporation)                      Number)         Identification No.)

         6025 A UNITY DRIVE, NORCROSS, GA                            30071
     (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code: 770-242-8723


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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On September 6, 2001, SpectRx, Inc. announced that it has reached an agreement with Abbott Laboratories, as more fully described in the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

         Also on September 6, 2001, SpectRx, Inc. announced the results of its special meeting of stockholders, as more fully described in the press release attached hereto as Exhibit 99.2, which is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro Forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

EXHIBIT NO.              EXHIBIT DESCRIPTION
99.1                     Press Release dated September 6, 2001

99.2                     Press Release dated September 6, 2001

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SpectRx, Inc.

Date: September 7, 2001             by: /s/   Thomas H. Muller, Jr.
                                              ---------------------------------
                                              Thomas H. Muller, Jr.
                                              Executive Vice President, Chief
                                              Financial Officer and Secretary



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                                  EXHIBIT INDEX

EXHIBIT NO.              EXHIBIT DESCRIPTION
99.1                     Press Release dated September 6, 2001

99.2                     Press Release dated September 6, 2001